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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 16, 2003


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136
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
                Minnesota                                                     41-0823592
(State or other jurisdiction of incorporation)                   (I.R.S. Employer Identification No.)

   3959 N. Lincoln Ave., Chicago, Illinois                                      60613
   (Address of principal executive offices)                                   (Zip Code)

                                 (773) 832-3088
                         (Registrant's telephone number)


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                             CORUS BANKSHARES, INC.

ITEM 7: Financial Statements and Exhibits

(c)  Exhibits

     99   Quarterly Earnings Release of Corus Bankshares dated April 16, 2003*

          * This Exhibit 99 is furnished pursuant to item 12, and is not deemed filed in accordance with Item 7.

ITEM 9: REGULATION FD DISCLOSURE

The following information is being provided under Item 12 of this Current Report on Form 8-K. On April 16, 2003, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter ended March 31, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CORUS BANKSHARES, INC.
                                             (Registrant)

April 16, 2003                     By:  /s/ Michael E. Dulberg
                                        --------------------------------------
                                        Michael E. Dulberg
                                        First Vice President and Chief
                                        Accounting Officer

                                        (Principal Accounting Officer and duly
                                        authorized Officer of Registrant)